                                                                      Exhibit 4

                          [FRONT OF STOCK CERTIFICATE]

                          METRIKA SYSTEMS CORPORATION

MKA

COMMON STOCK         Incorporated under the laws of the             COMMON STOCK
                            State of Delaware                  CUSIP 59159M 10 6


THIS CERTIFIES THAT




is the owner of


 FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($.01) EACH
                             OF THE COMMON STOCK OF

METRIKA SYSTEMS CORPORATION, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation, as the same may be from time to time amended, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:



                        [ METRIKA SYSTEMS CORPORATION ]
                             [   Corporate Seal   ]




Secretary                                      President


                                               Countersigned:

                                               AMERICAN STOCK TRANSFER &
                                               TRUST COMPANY
                                               TRANSFER AGENT
                                               (New York)


                                               By: ____________________________
                                                    Authorized Signature

                          [BACK OF STOCK CERTIFICATE]

                          METRIKA SYSTEMS CORPORATION


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM     - as tenants in common                 UNIF GIFT MIN ACT - _________ Custodian ___________
                                                                         (Cust)              (Minor)
TEN ENT     - as tenants by the entireties                               under Uniform Gifts to Minors

JT TEN      - as joint tenants with right of                             Act _______________________
              survivorship and not as                                               (State)
              tenants in common


    Additional abbreviations may also be used though not in the above list.

  For value received, __________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

____________________________________________________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated, _______________________________



                                        ________________________________________





   NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.